                                                                Exhibit 99.1

                                                    SESA AND ITS SUBSIDIARIES
                                                 STATEMENT OF FINANCIAL POSITION
                                                      AS OF OCTOBER 31, 2003

                                     ENTITY 1    ENTITY 2    ENTITY 3   ENTITY 4   ENTITY 5    ENTITY 6     ENTITY 7   ENTITY 8
                                    --------------------------------------------------------------------------------------------

Cash & Cash Equivalents              $ 14,735     $  641     $ 1,031    $    29    $    391     $   334     $   371    $ 13,023

Net Cust Trade & Notes Rec             56,666      1,372       1,162          -         727         453       1,285           -
Misc Receivables                        7,308          -         238        209         485         311         290         322
I/C Receivables                         6,554         49         109        933       6,953          18         672       7,700
                                    --------------------------------------------------------------------------------------------
Total Receivables                      70,528      1,421       1,509      1,142       8,165         782       2,247       8,022

Total Inventories                      31,711      1,765       4,722          -       7,364         260       2,740           -
Prepaid Expenses                           98         36          97        386          29         129           -           -
Current Deferred Taxes                  1,513          -           -          -           -           -           -           -
                                    --------------------------------------------------------------------------------------------
CURRENT ASSETS                        118,585      3,863       7,359      1,557      15,949       1,505       5,358      21,045
                                    --------------------------------------------------------------------------------------------

Capital Investment In Subs            371,055          -           -          -           -           -           -           -
Advances To Subs (I/C Loans)           63,441          -       2,626      7,504       7,834         563           -     362,293
                                    --------------------------------------------------------------------------------------------
Investment In Subs                    434,496          -       2,626      7,504       7,834         563           -     362,293
                                    --------------------------------------------------------------------------------------------
Investment In Equity Affiliates        24,858          -           -          -           -           -           -           -
Misc Investments                            -          -           -          -           -           -           -           -
Net Property                           47,011        136      28,233      1,208      17,751       7,825      13,341           -
Other Assets                           14,865          -         209         60           -           -          71         543
Noncurrent Def Tax Assets                   -          -           -          -           -           -           -           -
Net Intangible Assets                       -      2,736      19,684      6,322      66,278      12,600         450           -
                                    --------------------------------------------------------------------------------------------
NONCURRENT ASSETS                     521,230      2,872      50,752     15,094      91,863      20,988      13,862     362,836
                                    --------------------------------------------------------------------------------------------
TOTAL ASSETS                        $ 639,815     $6,735     $58,111    $16,651    $107,812     $22,493     $19,220    $383,881
                                    ============================================================================================

Accts Payable & Accruals               79,253      1,797       6,008      2,810       7,371       5,484       7,585      12,518
Total Short-Term Debt                 207,909        581           -      4,502      17,572           -           -       3,856
                                    --------------------------------------------------------------------------------------------
CURRENT LIABILITIES                   287,162      2,378       6,008      7,312      24,943       5,484       7,585      16,374

Long-Term Debt                        374,955          -           -      7,428           -       4,352       9,005           -
Noncurrent Def Tax Liab                 1,528          -       3,126          -       8,715           -        (350)          -
Other Liabilities                         105        166       3,604          -           -           -           -           -
Postretirement Liab                       415          -           -          -           -           -           -           -
                                    --------------------------------------------------------------------------------------------
NONCURRENT LIABILITIES                377,003        166       6,730      7,428       8,715       4,352       8,655           -
                                    --------------------------------------------------------------------------------------------
TOTAL LIABILITIES                     664,165      2,544      12,738     14,740      33,658       9,836      16,240      16,374
                                    --------------------------------------------------------------------------------------------

Capital Stock                          12,876        143          30        858       1,011       2,337       5,819     256,849
Net Minimum Pension Lia Adj                 -          -           -          -           -           -           -           -
Accum Currency Adjustment             (26,097)       212       8,163      1,379      13,425       2,807         775      49,776
Add'l Contributed Capital             119,915      3,078      27,442     (6,314)     66,200      13,613           -           -
Reinvested Earnings                   (10,685)       758       9,738      5,988      (6,482)     (6,100)     (3,614)     60,882
Treasury Stock                       (120,359)         -           -          -           -           -           -           -
                                    --------------------------------------------------------------------------------------------
SHAREOWNERS' EQUITY                   (24,350)     4,191      45,373      1,911      74,154      12,657       2,980     367,507
                                    --------------------------------------------------------------------------------------------
TOTAL LIAB. & EQUITY                $ 639,815     $6,735     $58,111    $16,651    $107,812     $22,493     $19,220    $383,881
                                    ============================================================================================

                                                                Exhibit 99.1


                                                     SESA AND ITS SUBSIDIARIES
                                                  STATEMENT OF FINANCIAL POSITION
                                                      AS OF DECEMBER 31, 2002

                                     ENTITY 1    ENTITY 2   ENTITY 3   ENTITY 4    ENTITY 5     ENTITY 6     ENTITY 7    ENTITY 8
                                    ----------------------------------------------------------------------------------------------
Cash & Cash Equivalents             $  17,363     $  196    $   253    $    22     $    218     $    32      $   100     $ 23,598

Net Cust Trade & Notes Rec             50,987        854        527          -        2,730       1,235        1,568            -
Misc Receivables                        8,652          -          -        405        1,051         563          642        2,239
I/C Receivables                        10,993        224         80      1,714        5,244         660           33        8,684
                                    ----------------------------------------------------------------------------------------------
Total Receivables                      70,632      1,078        607      2,119        9,025       2,458        2,243       10,923

Total Inventories                      27,235      1,616      3,744          -        6,177       1,630        1,832            -
Prepaid Expenses                          145         60        348        266           87          25            -            -
Current Deferred Taxes                  1,269          -          -          -            -           -            -            -
                                    ----------------------------------------------------------------------------------------------
CURRENT ASSETS                        116,644      2,950      4,952      2,407       15,507       4,145        4,175       34,521
                                    ----------------------------------------------------------------------------------------------

Capital Investment In Subs            371,055          -          -          -            -           -            -            -
Advances To Subs (I/C Loans)           45,161          -     13,148      7,177       15,572         712        5,830      290,250
                                    ----------------------------------------------------------------------------------------------
Investment In Subs                    416,216          -     13,148      7,177       15,572         712        5,830      290,250
                                    ----------------------------------------------------------------------------------------------
Investment In Equity Affiliates        22,288          -          -          -            -           -            -            -
Misc Investments                            -          -          -          -            -           -            -            -
Net Property                           46,421        164     25,741      2,140       18,116       8,233       13,659            -
Other Assets                           13,690          -        310         94            -           -          109          278
Noncurrent Def Tax Assets                 239          -          -          -            -           -            -            -
Net Intangible Assets                       -      2,453     19,395      6,048       64,303      12,246          431            -
                                    ----------------------------------------------------------------------------------------------
NONCURRENT ASSETS                     498,854      2,617     58,594     15,459       97,991      21,191       20,029      290,528
                                    ----------------------------------------------------------------------------------------------
TOTAL ASSETS                        $ 615,498     $5,567    $63,546    $17,866     $113,498     $25,336      $24,204     $325,049
                                    ==============================================================================================

Accts Payable & Accruals               78,525      2,392      3,100      2,564        8,591       5,631        4,374        1,993
Total Short-Term Debt                 186,417          -      1,436      5,383            -           -        1,077        3,410
                                    ----------------------------------------------------------------------------------------------
CURRENT LIABILITIES                   264,942      2,392      4,536      7,947        8,591       5,631        5,451        5,403

Long-Term Debt                        336,022          -     12,000      7,105       25,200       4,163       13,612            -
Noncurrent Def Tax Liab                     -          -      3,222          -        8,626           -         (332)           -
Other Liabilities                         116         51      3,724          -            -           -            -            -
Postretirement Liab                       231          -          -          -            -           -            -            -
                                    ----------------------------------------------------------------------------------------------
NONCURRENT LIABILITIES                336,369         51     18,946      7,105       33,826       4,163       13,280            -
                                    ----------------------------------------------------------------------------------------------
TOTAL LIABILITIES                     601,311      2,443     23,482     15,052       42,417       9,794       18,731        5,403
                                    ----------------------------------------------------------------------------------------------

Capital Stock                          12,876        143         30        858        1,011       2,337        5,819      256,849
Net Minimum Pension Lia Adj                 -          -          -          -            -           -            -            -
Accum Currency Adjustment              14,795       (169)     6,242      1,286       10,152       2,128          575       12,409
Add'l Contributed Capital             119,915      3,078     27,425     (6,314)      66,200      13,613            -            -
Reinvested Earnings                   (13,040)        72      6,367      6,984       (6,282)     (2,536)        (921)      50,388
Treasury Stock                       (120,359)         -          -          -            -           -            -            -
                                    ----------------------------------------------------------------------------------------------
SHAREOWNERS' EQUITY                    14,187      3,124     40,064      2,814       71,081      15,542        5,473      319,646
                                    ----------------------------------------------------------------------------------------------
TOTAL LIAB. & EQUITY                $ 615,498     $5,567    $63,546    $17,866     $113,498     $25,336      $24,204     $325,049
                                    ==============================================================================================

                                                                Exhibit 99.1

                                                      SESA AND ITS SUBSIDIARIES
                                                   STATEMENT OF FINANCIAL POSITION
                                                       AS OF DECEMBER 31, 2001

                                     ENTITY 1    ENTITY 2   ENTITY 3   ENTITY 4    ENTITY 5     ENTITY 6     ENTITY 7    ENTITY 8
                                    ----------------------------------------------------------------------------------------------

Cash & Cash Equivalents             $  15,402     $  303    $   854    $    28     $   222      $     8      $     8     $  2,833

Net Cust Trade & Notes Rec             47,883        723      1,233          -       4,562          893        2,149            -
Misc Receivables                        7,022          -          -        350       1,013          284          597          663
I/C Receivables                        18,360          7          -      1,593           -          550          671       12,437
                                    ----------------------------------------------------------------------------------------------
Total Receivables                      73,265        730      1,233      1,943       5,575        1,727        3,417       13,100

Total Inventories                      24,665      1,376      4,246          -       7,808        2,289        3,238            -
Prepaid Expenses                          138         11        438        229          72            -            -           (4)
Current Deferred Taxes                  1,981          -          -          -           -            -            -            -
                                    ----------------------------------------------------------------------------------------------
CURRENT ASSETS                        115,451      2,420      6,771      2,200      13,677        4,024        6,663       15,929
                                    ----------------------------------------------------------------------------------------------

Capital Investment In Subs            371,388          -          -          -           -            -            -            -
Advances To Subs (I/C Loans)          113,084          -          -     20,412       2,086          144            -      253,648
                                    ----------------------------------------------------------------------------------------------
Investment In Subs                    484,472          -          -     20,412       2,086          144            -      253,648
                                    ----------------------------------------------------------------------------------------------
Investment In Equity Affiliates        18,870          -          -          -           -            -            -            -
Misc Investments                            -          -          -          -           -            -            -            -
Net Property                           42,682        210     21,219      2,023      15,682        3,907       11,588            -
Other Assets                           11,987          -        346        115           -            -          133            -
Noncurrent Def Tax Assets               3,689          -          -          -           -            -            -            -
Net Intangible Assets                       -      1,639     16,782      5,072      55,378       10,552          357            -
                                    ----------------------------------------------------------------------------------------------
NONCURRENT ASSETS                     561,700      1,849     38,347     27,622      73,146       14,603       12,078      253,648
                                    ----------------------------------------------------------------------------------------------
TOTAL ASSETS                        $ 677,151     $4,269    $45,118    $29,822     $86,823      $18,627      $18,741     $269,577
                                    ==============================================================================================

Accts Payable & Accruals               83,493      1,228      5,110      1,239      10,910        1,896        4,905        7,631
Total Short-Term Debt                   8,736          -      5,960     16,834           -            -          894        4,068
                                    ----------------------------------------------------------------------------------------------
CURRENT LIABILITIES                    92,229      1,228     11,070     18,073      10,910        1,896        5,799       11,699

Long-Term Debt                        505,629          -          -      6,943       7,748        2,563       11,345            -
Noncurrent Def Tax Liab                     -          -      2,948          -       8,755            -          249            -
Other Liabilities                          35        213          -          -           -            -            -            -
Postretirement Liab                       179          -          -          -           -            -            -            -
                                    ----------------------------------------------------------------------------------------------
NONCURRENT LIABILITIES                505,843        213      2,948      6,943      16,503        2,563       11,594            -
                                    ----------------------------------------------------------------------------------------------
TOTAL LIABILITIES                     598,072      1,441     14,018     25,016      27,413        4,459       17,393       11,699
                                    ----------------------------------------------------------------------------------------------

Capital Stock                          12,875        128         30        858       1,011          153        1,226      256,849
Net Minimum Pension Lia Adj                 -          -          -          -           -            -            -            -
Accum Currency Adjustment              68,653       (927)      (386)        67      (2,001)        (382)         (12)     (35,729)
Add'l Contributed Capital             119,915      3,372     27,483        463      66,200       13,613            -            -
Reinvested Earnings                    (2,005)       255      3,973      3,418      (5,800)         784          134       36,758
Treasury Stock                       (120,359)         -          -          -           -            -            -            -
                                    ----------------------------------------------------------------------------------------------
SHAREOWNERS' EQUITY                    79,079      2,828     31,100      4,806      59,410       14,168        1,348      257,878
                                    ----------------------------------------------------------------------------------------------
TOTAL LIAB. & EQUITY                $ 677,151     $4,269    $45,118    $29,822     $86,823      $18,627      $18,741     $269,577
                                    ==============================================================================================

                                                                Exhibit 99.1

                                                      SESA AND ITS SUBSIDIARIES
                                                   STATEMENT OF FINANCIAL POSITION
                                                       AS OF DECEMBER 31, 2000

                                     ENTITY 1    ENTITY 2   ENTITY 3   ENTITY 4    ENTITY 5     ENTITY 6     ENTITY 7    ENTITY 8
                                    ----------------------------------------------------------------------------------------------

Cash & Cash Equivalents             $       -     $   53    $   341    $     9     $   336      $     2      $     3     $    288

Net Cust Trade & Notes Rec             46,517        496      1,099          -       3,345          256        1,629            -
Misc Receivables                        4,907         34          -      1,146         178          217          363          579
I/C Receivables                        13,033          5        115      3,029       7,994          499            -       11,505
                                    ----------------------------------------------------------------------------------------------
Total Receivables                      64,457        535      1,214      4,175      11,517          972        1,992       12,084

Total Inventories                      20,209      1,171      3,208          -       3,323        2,313        2,772            -
Prepaid Expenses                           24          -      2,355          -          93            2            -           48
Current Deferred Taxes                  1,516          -          -          -           -            -            -            -
                                    ----------------------------------------------------------------------------------------------
CURRENT ASSETS                         86,206      1,759      7,118      4,184      15,269        3,289        4,767       12,420
                                    ----------------------------------------------------------------------------------------------

Capital Investment In Subs            371,388          -          -          -           -            -            -            -
Advances To Subs (I/C Loans)          178,272          -          -          -       5,260            -            -      247,460
                                    ----------------------------------------------------------------------------------------------
Investment In Subs                    549,660          -          -          -       5,260            -            -      247,460
                                    ----------------------------------------------------------------------------------------------
Investment In Equity Affiliates        24,500          -          -          -           -            -            -            -
Misc Investments                            -          -          -          -           -            -            -            -
Net Property                           44,401        246     14,081        171      13,019        3,268        8,122            -
Other Assets                           12,567          -          -          -           -            -          146            -
Noncurrent Def Tax Assets                   -          -          -          -           -            -            -            -
Net Intangible Assets                       -      1,827     18,224      5,699      60,660       11,697          387            -
                                    ----------------------------------------------------------------------------------------------
NONCURRENT ASSETS                     631,127      2,073     32,305      5,870      78,939       14,965        8,655      247,460
                                    ----------------------------------------------------------------------------------------------
TOTAL ASSETS                        $ 717,333     $3,832    $39,423    $10,054     $94,208      $18,254      $13,422     $259,880
                                    ==============================================================================================

Accts Payable & Accruals               84,936        994      4,204      2,763       7,314        2,723       10,102        2,592
Total Short-Term Debt                  19,494          -      5,495          -      15,266            -        2,575            -
                                    ----------------------------------------------------------------------------------------------
CURRENT LIABILITIES                   104,430        994      9,699      2,763      22,580        2,723       12,677        2,592

Long-Term Debt                        565,135          -          -      3,356           -        1,215            -            -
Noncurrent Def Tax Liab                 2,152          -      3,258          -       7,167            -           34            -
Other Liabilities                          37        184          -          -       1,001            -           24            -
Postretirement Liab                        66          -          -          -           -            -            -            -
                                    ----------------------------------------------------------------------------------------------
NONCURRENT LIABILITIES                567,390        184      3,258      3,356       8,168        1,215           58            -
                                    ----------------------------------------------------------------------------------------------
TOTAL LIABILITIES                     671,820      1,178     12,957      6,119      30,748        3,938       12,735        2,592
                                    ----------------------------------------------------------------------------------------------

Capital Stock                          12,875        128         30      1,230       1,011          153        1,226      256,849
Net Minimum Pension Lia Adj                 -          -          -          -           -            -            -            -
Accum Currency Adjustment              28,633       (790)       218        170        (290)         (36)         (18)     (22,457)
Add'l Contributed Capital             119,915      3,372     27,289        463      66,200       13,613            -            -
Reinvested Earnings                     4,449        (56)    (1,071)     2,072      (3,461)         586         (521)      22,896
Treasury Stock                       (120,359)         -          -          -           -            -            -            -
                                    ----------------------------------------------------------------------------------------------
SHAREOWNERS' EQUITY                    45,513      2,654     26,466      3,935      63,460       14,316          687      257,288
                                    ----------------------------------------------------------------------------------------------
TOTAL LIAB. & EQUITY                $ 717,333     $3,832    $39,423    $10,054     $94,208      $18,254      $13,422     $259,880
                                    ==============================================================================================

                                                                Exhibit 99.1

                                                       SESA AND ITS SUBSIDIARIES
                                                     STATEMENT OF FINANCIAL POSITION
                                                         AS OF DECEMBER 31, 1999

                                    ENTITY 1     ENTITY 2   ENTITY 3   ENTITY 4    ENTITY 5     ENTITY 6     ENTITY 7    ENTITY 8
                                    ----------------------------------------------------------------------------------------------

Cash & Cash Equivalents             $  5,714      $  267      $ -         $ -         $ -         $ -          $ -       $   262

Net Cust Trade & Notes Rec            66,083         466        -           -           -           -            -             -
Misc Receivables                      12,177           -        -           -           -           -            -            83
I/C Receivables                        7,047           1        -           -           -           -            -         2,456
                                    ---------------------------------------------------------------------------------------------
Total Receivables                     85,307         467        -           -           -           -            -         2,539

Total Inventories                     23,932       1,016        -           -           -           -            -             -
Prepaid Expenses                          74           5        -           -           -           -            -           (25)
Current Deferred Taxes                 2,185           -        -           -           -           -            -             -
                                    ---------------------------------------------------------------------------------------------
CURRENT ASSETS                       117,212       1,755        -           -           -           -            -         2,776
                                    ---------------------------------------------------------------------------------------------

Capital Investment In Subs            61,081           -        -           -           -           -            -             -
Advances To Subs (I/C Loans)          39,604           -        -           -           -           -            -        63,616
                                    ---------------------------------------------------------------------------------------------
Investment In Subs                   100,685           -        -           -           -           -            -        63,616
                                    ---------------------------------------------------------------------------------------------
Investment In Equity Affiliates       22,499           -        -           -           -           -            -             -
Misc Investments                           -           -        -           -           -           -            -             -
Net Property                          55,829         284        -           -           -           -            -             -
Other Assets                          13,157           -        -           -           -           -            -             -
Noncurrent Def Tax Assets                  -           -        -           -           -           -            -             -
Net Intangible Assets                      -       2,262        -           -           -           -            -             -
                                    ---------------------------------------------------------------------------------------------
NONCURRENT ASSETS                    192,141       2,546        -           -           -           -            -        63,616
                                    ---------------------------------------------------------------------------------------------
TOTAL ASSETS                        $309,353      $4,301      $ -         $ -         $ -         $ -          $ -       $66,392
                                    =============================================================================================

Accts Payable & Accruals              57,608         652        -           -           -           -            -         2,401
Total Short-Term Debt                 75,560           -        -           -           -           -            -             -
                                    ---------------------------------------------------------------------------------------------
CURRENT LIABILITIES                  133,168         652        -           -           -           -            -         2,401

Long-Term Debt                             -           -        -           -           -           -            -             -
Noncurrent Def Tax Liab                1,588           -        -           -           -           -            -             -
Other Liabilities                         40         165        -           -           -           -            -             -
Postretirement Liab                       25           -        -           -           -           -            -             -
                                    ---------------------------------------------------------------------------------------------
NONCURRENT LIABILITIES                 1,653         165        -           -           -           -            -             -
                                    ---------------------------------------------------------------------------------------------
TOTAL LIABILITIES                    134,821         817        -           -           -           -            -         2,401
                                    ---------------------------------------------------------------------------------------------

Capital Stock                            943         128        -           -           -           -            -        61,080
Net Minimum Pension Lia Adj                -           -        -           -           -           -            -             -
Accum Currency Adjustment             15,357        (435)       -           -           -           -            -        (5,937)
Add'l Contributed Capital            119,915       3,372        -           -           -           -            -             -
Reinvested Earnings                   38,317         419        -           -           -           -            -         8,848
Treasury Stock                             -           -        -           -           -           -            -             -
                                    ---------------------------------------------------------------------------------------------
SHAREOWNERS' EQUITY                  174,532       3,484        -           -           -           -            -        63,991
                                    ---------------------------------------------------------------------------------------------
TOTAL LIAB. & EQUITY                $309,353      $4,301      $ -         $ -         $ -         $ -          $ -       $66,392
                                    =============================================================================================

                                                                Exhibit 99.1


                                                    SESA AND ITS SUBSIDIARIES
                                                       STATEMENT OF INCOME
                                                FOR THE TEN MONTHS ENDED 10/31/03


                                    ENTITY 1    ENTITY 2    ENTITY 3     ENTITY 4    ENTITY 5    ENTITY 6    ENTITY 7    ENTITY 8
                                    ---------------------------------------------------------------------------------------------

Customer Sales                      $285,510     $9,556     $18,786       $   -      $12,867     $ 2,218     $ 6,964     $     -
Intercompany Sales                    23,759          -           -           -           69          35         105           -
                                    ---------------------------------------------------------------------------------------------
Gross Sales                          309,269      9,556      18,786           -       12,936       2,253       7,069           -
Sales Deductions                     (36,298)         -           -           -            -           -           -           -
TOTAL NET SALES                      272,971      9,556      18,786           -       12,936       2,253       7,069           -
Total Cost Of Goods Sold             221,643      6,150      11,062           -       10,448       4,873       7,738           -
GROSS PROFIT                          51,328      3,406       7,724           -        2,488      (2,620)       (669)          -

Total MAT Expense                     29,092      2,360       3,013         702        2,629         527       1,666        (180)
Restructuring Expense                      -          -           -           -            -           -           -           -
                                    ---------------------------------------------------------------------------------------------
Operating Income                      22,236      1,046       4,123        (704)      (1,072)     (3,347)     (2,335)        180
                                    ---------------------------------------------------------------------------------------------

Interest Income                        2,239          -         348         146          679          41         150      10,773
Other Income/(Expense)                 2,449        (63)       (117)       (209)         562          24         (88)        550
                                    ---------------------------------------------------------------------------------------------
EBIT                                  26,924        983       4,354        (767)         169      (3,282)     (2,273)     11,503

Interest Expense                      22,724         32         433         229          539         282         411         936
                                    ---------------------------------------------------------------------------------------------
Income Before Taxes                    4,200        951       3,921        (996)        (370)     (3,564)     (2,684)     10,567

Provision For Income Taxes             1,846        265         545           -         (172)          -           9          69
                                    ---------------------------------------------------------------------------------------------

Income - Continuing Op                 2,354        686       3,376        (996)        (198)     (3,564)     (2,693)     10,498
                                    ---------------------------------------------------------------------------------------------
NET INCOME                          $  2,354     $  686     $ 3,376       $(996)     $  (198)    $(3,564)    $(2,693)    $10,498
                                    =============================================================================================


SELECTED OTHER FINANCIAL DATA (IN THOUSANDS):

Depreciation Expense                   7,499         25       3,141                    4,189
Amortization Expense                       -          -         657                    1,267

Capital Expenditures                   1,737         67       3,779                      534

                                                                Exhibit 99.1


                                                     SESA AND ITS SUBSIDIARIES
                                                        STATEMENT OF INCOME
                                               FOR THE TWELVE MONTHS ENDED 12/31/02


                                    ENTITY 1    ENTITY 2    ENTITY 3     ENTITY 4    ENTITY 5    ENTITY 6    ENTITY 7    ENTITY 8
                                    ---------------------------------------------------------------------------------------------

Customer Sales                      $282,208     $8,941     $18,793       $    -     $19,545     $ 7,197     $10,073     $     -
Intercompany Sales                    25,759         68          21            -           5           -         538           -
                                    ---------------------------------------------------------------------------------------------
Gross Sales                          307,967      9,009      18,814            -      19,550       7,197      10,611           -
Sales Deductions                     (33,510)         -           -            -           -           -           -           -
TOTAL NET SALES                      274,457      9,009      18,814            -      19,550       7,197      10,611           -
Total Cost Of Goods Sold             229,098      6,561      13,190            -      14,127       6,308       9,390           -
GROSS PROFIT                          45,359      2,448       5,624            -       5,423         889       1,221           -

Total MAT Expense                     28,546      1,997       2,397          660       3,236       1,161       1,808        (210)
Restructuring Expense                     (1)         -           -            -           -           -           -           -
                                    ---------------------------------------------------------------------------------------------
Operating Income                      16,814        451       2,616         (717)        506        (685)       (587)        210
                                    ---------------------------------------------------------------------------------------------

Interest Income                        5,509          3         572          535         773          36         237      14,565
Other Income/(Expense)                (1,825)       (42)       (160)       4,110       2,310        (317)       (309)      1,288
                                    ---------------------------------------------------------------------------------------------
EBIT                                  20,498        412       3,028        3,928       3,589        (966)       (659)     16,063

Interest Expense                      27,744         12         654          367         964         269         748       2,315
                                    ---------------------------------------------------------------------------------------------
Income Before Taxes                   (7,246)       400       2,374        3,561       2,625      (1,235)     (1,407)     13,748

Provision For Income Taxes             3,803        207         (20)          (5)        656           -        (352)        111
                                    ---------------------------------------------------------------------------------------------

Income - Continuing Op               (11,049)       193       2,394        3,566       1,969      (1,235)     (1,055)     13,637
                                    ---------------------------------------------------------------------------------------------
NET INCOME                          $(11,049)    $  193     $ 2,394       $3,566     $ 1,969     $(1,235)    $(1,055)    $13,637
                                    =============================================================================================



SELECTED OTHER FINANCIAL DATA (IN THOUSANDS):

Depreciation Expense                   8,336         15       2,476                    3,127
Amortization Expense                       -          -         572                    2,013

Capital Expenditures                   5,124         77       2,465                    5,364

                                                                Exhibit 99.1


                                                    SESA AND ITS SUBSIDIARIES
                                                       STATEMENT OF INCOME
                                               FOR THE TWELVE MONTHS ENDED 12/31/01


                                    ENTITY 1    ENTITY 2    ENTITY 3     ENTITY 4    ENTITY 5    ENTITY 6    ENTITY 7    ENTITY 8
                                    ---------------------------------------------------------------------------------------------

Customer Sales                      $274,008     $7,787     $20,564       $    -     $20,613      $7,342     $11,142     $     -
Intercompany Sales                    31,402         51         128            -          40           -           -           -
                                    ---------------------------------------------------------------------------------------------
Gross Sales                          305,410      7,838      20,692            -      20,653       7,342      11,142           -
Sales Deductions                     (32,939)         -           -            -           -           -           -           -
TOTAL NET SALES                      272,471      7,838      20,692            -      20,653       7,342      11,142           -
Total Cost Of Goods Sold             230,573      5,391      10,107            -      13,090       4,686       8,111           -
GROSS PROFIT                          41,898      2,447      10,585            -       7,563       2,656       3,031           -

Total MAT Expense                     26,296      1,716       3,283           32       2,857       1,124       1,524          40
Restructuring Expense                  3,459          -           -            -          23           -          46           -
                                    ---------------------------------------------------------------------------------------------
Operating Income                      12,143        635       6,293         (373)        823         662       1,439         (40)
                                    ---------------------------------------------------------------------------------------------

Interest Income                        8,381          -          11          450         879          76         101      14,679
Other Income/(Expense)                   (33)       (70)        110        1,806      (1,501)        248         (43)      1,513
                                    ---------------------------------------------------------------------------------------------
EBIT                                  20,491        565       6,414        1,883         201         986       1,497      16,148

Interest Expense                      29,779         20         246          543       1,091         192         616       2,099
                                    ---------------------------------------------------------------------------------------------
Income Before Taxes                   (9,288)       545       6,168        1,340        (890)        794         881      14,049

Provision For Income Taxes            (2,757)       150       1,124           (6)        223           -         226         185
                                    ---------------------------------------------------------------------------------------------

Income - Continuing Op                (6,531)       395       5,044        1,346      (1,113)        794         655      13,864
                                    ---------------------------------------------------------------------------------------------
NET INCOME                          $ (6,531)    $  395     $ 5,044       $1,346     $(1,113)     $  794     $   655     $13,864
                                    =============================================================================================



SELECTED OTHER FINANCIAL DATA  (IN THOUSANDS):

Depreciation Expense                   8,151         19       1,602                    2,410
Amortization Expense                       -          -         904                    2,405

Capital Expenditures                   9,446         44       8,522                   11,031

                                                                Exhibit 99.1


                                                     SESA AND ITS SUBSIDIARIES
                                                        STATEMENT OF INCOME
                                               FOR THE TWELVE MONTHS ENDED 12/31/00


                                    ENTITY 1    ENTITY 2    ENTITY 3     ENTITY 4    ENTITY 5    ENTITY 6    ENTITY 7    ENTITY 8
                                    ---------------------------------------------------------------------------------------------

Customer Sales                      $304,121     $7,620     $ 7,181       $    -     $16,723       $5,343      $5,092    $     -
Intercompany Sales                    37,884         29           -            -           -            -           -          -
                                    ---------------------------------------------------------------------------------------------
Gross Sales                          342,005      7,649       7,181            -      16,723        5,343       5,092          -
Sales Deductions                     (36,860)         -           -            -           -            -           -          -
TOTAL NET SALES                      305,145      7,649       7,181            -      16,723        5,343       5,092          -
Total Cost Of Goods Sold             241,351      5,474       5,939            -      10,838        3,301       4,374          -
GROSS PROFIT                          63,794      2,175       1,242            -       5,885        2,042         718          -

Total MAT Expense                     36,611      1,670       1,390         (224)      2,391          924       1,031         36
Restructuring Expense                      -          -           -            -           -            -           -          -
                                    ---------------------------------------------------------------------------------------------
Operating Income                      27,183        342        (913)         (63)        705          534        (330)       (36)
                                    ---------------------------------------------------------------------------------------------

Interest Income                        6,655          -           6            -         305          (20)          -     10,971
Other Income/(Expense)               (22,005)       (82)       (200)       2,267      (1,459)         150         (95)     3,343
                                    ---------------------------------------------------------------------------------------------
EBIT                                  11,833        260      (1,107)       2,204        (449)         664        (425)    14,278

Interest Expense                      26,869          -         171          106         364           78         264         95
                                    ---------------------------------------------------------------------------------------------
Income Before Taxes                  (15,036)       260      (1,278)       2,098        (813)         586        (689)    14,183

Provision For Income Taxes             5,804        548        (206)          26         197            -        (168)       132
                                    ---------------------------------------------------------------------------------------------

Income - Continuing Op               (20,840)      (288)     (1,072)       2,072      (1,010)         586        (521)    14,051
                                    ---------------------------------------------------------------------------------------------
NET INCOME                          $(20,840)    $ (288)    $(1,072)      $2,072     $(1,010)      $  586      $ (521)   $14,051
                                    =============================================================================================

                                                                Exhibit 99.1

                                                     SESA AND ITS SUBSIDIARIES
                                                        STATEMENT OF INCOME
                                               FOR THE TWELVE MONTHS ENDED 12/31/99


                                    ENTITY 1    ENTITY 2    ENTITY 3     ENTITY 4    ENTITY 5    ENTITY 6    ENTITY 7    ENTITY 8
                                    ---------------------------------------------------------------------------------------------

Customer Sales                      $349,578      $4,251      $ -          $ -         $ -         $ -         $ -        $    -
Intercompany Sales                    32,157           -        -            -           -           -           -             -
                                    ---------------------------------------------------------------------------------------------
Gross Sales                          381,735       4,251        -            -           -           -           -             -
Sales Deductions                     (33,535)          -        -            -           -           -           -             -
TOTAL NET SALES                      348,200       4,251        -            -           -           -           -             -
Total Cost Of Goods Sold             268,175       2,709        -            -           -           -           -             -
GROSS PROFIT                          80,025       1,542        -            -           -           -           -             -

Total MAT Expense                     37,886       1,006        -            -           -           -           -            43
Restructuring Expense                  1,507           -        -            -           -           -           -             -
                                    ---------------------------------------------------------------------------------------------
Operating Income                      40,632         536        -            -           -           -           -           (43)
                                    ---------------------------------------------------------------------------------------------

Interest Income                        3,003           3        -            -           -           -           -         2,610
Other Income/(Expense)                 2,996          77        -            -           -           -           -         4,978
                                    ---------------------------------------------------------------------------------------------
EBIT                                  46,631         616        -            -           -           -           -         7,545

Interest Expense                       2,945           -        -            -           -           -           -            73
                                    ---------------------------------------------------------------------------------------------
Income Before Taxes                   43,686         616        -            -           -           -           -         7,469

Provision For Income Taxes            17,529         197        -            -           -           -           -           174
                                    ---------------------------------------------------------------------------------------------

Income - Continuing Op                26,157         419        -            -           -           -           -         7,295
                                    ---------------------------------------------------------------------------------------------
NET INCOME                          $ 26,157      $  419      $ -          $ -         $ -         $ -         $ -        $7,295
                                    =============================================================================================
